EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the quarterly report on Form 10-Q of Centene Corporation (the “Company”) for the period ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Michael F. Neidorff, Chairman and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:
     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael F. Neidorff
Michael F. Neidorff
Chairman and Chief Executive Officer (principal executive officer)

Dated: October 24, 2006